SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 13, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-32717                 13-4134098
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(State or Other Jurisdiction     (Commission File             (IRS Employer
      of Incorporation)               Number)              Identification No.)

   3 Times Square, New York, New York                             10036
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(Address of Principal Executive Offices)                       (Zip Code)

                           Registrant's telephone number, including area code:
212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         Number   Description

         99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

Item 9.  Regulation FD Disclosure

On August 13, 2002, Instinet Group Incorporated filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, accompanied by the certification of Mark Nienstedt, Acting President and Chief Executive Officer, and Chief Financial Officer, required pursuant to
Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code). A conformed copy of this certification is attached hereto as
Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                            INSTINET GROUP INCORPORATED
                                                       Registrant



Date: August 13, 2002
                                              By: /s/ Mark Nienstedt
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                                              Mark Nienstedt
                                              Acting President and Chief
                                              Executive Officer, Chief Financial
                                              Officer, and Director

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                                  Exhibit Index

Number   Description

99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.